EXHIBIT 10.6

                       ASSIGNMENT OF INTELLECTUAL PROPERTY

         International Commerce Exchange Systems, Inc., a Delaware corporation ("ICES"), CoreActive ACG, LLC, a Delaware limited liability company, ("CoreActive"), and Jencom Digital Technologies, LLC, a Delaware limited liability company ("Jencom" and collectively, together with ICES, CoreActive and Jencom, "Assignor"), in consideration of $1.00 and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby transfers and assigns to iTract, LLC, a Delaware limited liability company, its licensees, successors and assigns (collectively, "iTract"), now and forever, all of their right, title and interest in and to the following ColdFusion modules used in the creation of the website for iTract:

CF_DoubleBox
CF_EmbedFields
CF_ItractPages
CF_MessageText
CF_Phone
CF_Phoneformat
CF_Safe4Script
CF_SafeText
CF_StringToSQL

and the CyberCash Reconciliation programs (collectively, the "Modules"), including, without limitation, (a) all right, title, interest, and benefit (including but not limited to the right to make, use, offer to sell, or sell under patent law; to copy, adapt, distribute, display, and perform under copyright law; and to use and disclose under trade secret law) of Assignor in and to all inventions (whether or not patentable), trade secrets, copyrights, technology licenses, know-how, confidential information, shop rights, and all other intellectual property rights owned or claimed by Assignor embodied in the Modules, and (b) all right, title, interest, and benefit of Assignor and all powers and privileges of Assignor, in, to, and under all technical data, program source code, drawings, prototypes, engineering files, system documentation, flow charts, and design specifications acquired or developed by Assignor in connection with the development of the Modules.

         In furtherance of this Agreement, Assignor hereby acknowledges that, from this date forward, iTract has succeeded to all of Assignor's right, title, and standing to:

                  (a) Receive all rights and benefits pertaining to the Modules, including the right to recover for past infringement;

                  (b) Institute and prosecute all suits and proceedings and take all actions that iTract, in its sole discretion, may deem necessary or proper to collect, assert, or enforce any claim, right, or title of any kind in and to any and all of the Modules; and

                  (c) Defend and compromise any and all such actions, suits, or proceedings relating to such transferred and assigned rights, title, interest, and benefits, and do all other such acts and things in relation thereto as iTract, in its sole discretion, deems advisable.

         ICES, CoreActive and Jencom shall cooperate with iTract, including signing any documents, as necessary to obtain full proprietary rights and benefits for iTract in the Modules, and each of them shall execute, acknowledge and deliver to iTract all documents as may be necessary to make a record with any government agencies, courts or third parties, of iTract's ownership of all right, title and interest in and to the Modules.

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         The parties hereto acknowledge that this Assignment constitutes the entire understanding between the parties relating to the Modules and supersedes all prior agreements and understandings, whether written or oral, all of which are merged herein. This Assignment may not be changed or amended orally and may be amended only by a written amendment executed by the parties hereto.

Dated as of April 18, 2000

International Commerce
Exchange Systems, Inc.                   CoreActive ACG, LLC

/s/ Henry Kauftheil                      /s/ Henry Kauftheil
--------------------------------         ---------------------------------------
Henry Kauftheil, Chairman                Henry Kauftheil, Chairman


Jencom Digital Technologies, LLC         iTract, LLC

/s/ Henry Kauftheil                      /s/ Kevin Kerzner
--------------------------------         ---------------------------------------
Henry Kauftheil, Chairman                Kevin Kerzner, Executive Vice President